Exhibit j(3)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Counsel and Independent Auditors" and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 14 to the Registration Statement Form N-1A, No. 33-76566 of the Touchstone Variable Series Trust and to the use of our report dated February 14, 2001, incorporated by reference therein.





                                                              ERNST & YOUNG LLP


Cincinnati, Ohio
April 24, 2001